Exhibit 10.22

“Unofficial English Translation from Hebrew”

Addendum to the Convertible Loan Agreement of the 20th of March 2016

Which was written and signed on the 30th of March 2016

By and between:	Rimon Gold Assets Ltd.
Co. no. 514819424
32 A Habarzel St. Tel Aviv
(hereinafter the “Lender”)

Of the first part;

And:	Wize Pharma Ltd.
Co. no. 520033259
2 Hamenofim St. Herzliya
(hereinafter the “Company”)

Of the second part;

Whereas:	On the 20th of March 2016 the parties signed a convertible loan agreement (hereinafter the “Agreement”);

And whereas:	In the framework of the agreement the parties arranged the legal and commercial relationship between them with respect to the loan (as defined in the agreement);

And whereas:	The parties wish to amend the provisions of the agreement in the manner set forth hereafter.

Therefore, it was declared, stipulated and agreed by and between the parties as follows:

1.	The Introduction and Titles

1.1.	The preamble of this addendum constitutes an integral part of it.

1.2.	The titles of this addendum are for convenience only and they will not bind or serve for the interpretation of this addendum.

1.3.	All the definitions and terms determined in the agreement will apply respectively to this addendum, unless it was stated otherwise.

2.	Amendment of the Provisions of the Agreement

The parties hereby agree that in lieu of the provisions set forth in the agreement, the following provisions will apply:

2.1.	The provisions in sections 4.6 (1), 4.6 (2) and 4.6 (3) of the agreement will be deleted.

2.2.	At the end of section 9.5 of the agreement the following sentence will be added:

“Furthermore, the company will not offer to its shareholders by way of rights, rights to purchase any securities”.

3.	Miscellaneous

3.1.	This addendum constitutes an integral part of the agreement.

3.2.	Except for the express statements in this addendum above, no changes will apply to the other provisions of the agreement and they will continue to apply in their order.

3.3.	In any event of a contradiction between the provisions of this addendum and the provisions of the agreement, the provisions of this addendum will prevail, unless it was mentioned otherwise.

And we have hereby signed hereafter:

/s/ Or Eisenberg	/s/ Abir Raveh
Wize Pharma Ltd. Date: 30/3/16 Address: 2 Hamenofim St. Herzliya To: Or Eisenberg, CEO Fax: 072- 2600537 Email: or@wizepharma.com	Rimon Gold Assets Ltd. Date: 30/3/16 Address: 32 A Habarzel Tel Aviv To: Accountant Abir Raveh Fax: 03- 7676990 Email: Abir@raveh-ravid.co.il